Exhibit 99.1

PONCE FINANCIAL GROUP, INC. TO COMMENCE STOCK OFFERING

New York, November 16, 2021 – PDL Community Bancorp (“PDL”) (NASDAQ: PDLB), the holding company for Ponce Bank (the “Bank”) and Mortgage World Bankers, Inc. (“Mortgage World”), today announced that Ponce Financial Group, Inc., a Maryland corporation, the proposed new holding company for the Bank and Mortgage World (“Ponce Financial”), and Ponce Bank Mutual Holding Company have received approval from the Board of Governors of the Federal Reserve System to commence Ponce Financial’s stock offering in connection with Ponce Bank Mutual Holding Company’s proposed second-step conversion. The registration statement relating to the sale of common stock of Ponce Financial has also been declared effective by the Securities and Exchange Commission.

Beginning today, Ponce Financial is offering for sale between 8,925,000 and 13,886,250 shares of common stock at a purchase price of $10.00 per share. The shares of common stock to be offered by Ponce Financial represent the approximately 55.1% ownership interest in PDL owned by Ponce Bank Mutual Holding Company.

Each existing share of common stock held by the public stockholders of PDL will be exchanged for between 0.9351 and 1.4548 shares of Ponce Financial. The exchange ratio will depend on the number of shares sold in the offering.  The exchange ratio is intended to ensure that immediately after the exchange, the public stockholders of PDL will own the same aggregate percentage of shares of common stock of Ponce Financial that they owned in PDL immediately prior to the conversion, excluding any shares they purchased in the offering, their receipt of cash paid in lieu of fractional shares and the effect of shares contributed to the Ponce de Leon Foundation in connection with the conversion, adjusted to reflect certain assets held by Ponce Bank Mutual Holding Company. After the completion of the conversion and offering, Ponce Financial will be 100% owned by public stockholders and PDL and Ponce Bank Mutual Holding Company will cease to exist.

On or about November 16, 2021, offering materials will be mailed to Ponce Bank depositors eligible to purchase shares in the subscription offering, and proxy solicitation materials will be mailed to PDL stockholders. Any shares of common stock not sold in the subscription offering will be available to the general public in a community offering, with a preference given to residents of the New York Counties of Bronx, Queens, Kings and New York, and to the New Jersey County of Hudson, and secondarily to existing stockholders of PDL. The subscription and community offerings are expected to expire at 4:00 p.m., Eastern Time, on December 14, 2021. Any shares not sold in the subscription and community offerings are expected to be sold in a syndicated offering. The completion of the conversion and offering is subject to Ponce Financial’s selling a minimum of 8,925,000 shares in the offering, the approval of Ponce Bank Mutual Holding Company’s members, and the approval of PDL’s stockholders.

Ponce Financial has established a Stock Information Center to handle inquiries of the Bank’s depositors, PDL’s stockholders and other prospective investors with respect to the subscription and community offerings. Copies of the prospectus and forms for ordering stock in the subscription and community offerings may only be obtained from the Stock Information Center. The Stock Information Center will be available as of November 16, 2021 and may be reached at 844-977-0092.  The Stock Information Center hours of operation will be from 10:00 a.m. to 5:00 p.m., Eastern Time, Monday through Friday. The Stock Information Center will be closed on bank holidays.  Janney Montgomery Scott LLC is assisting Ponce Financial in selling its common stock in the subscription and community offerings on a best efforts basis. Locke Lord LLP is serving as legal counsel to PDL and Ponce Financial. Silver, Freedman, Taff & Tiernan LLP is serving as legal counsel to Janney Montgomery Scott LLC in connection with the stock offering.

Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of PDL’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on PDL’s business activities;

changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which PDL operates, including changes that adversely affect borrowers’ ability to service and repay PDL’s loans; the anticipated impact of the COVID-19 pandemic and PDL’s attempts at mitigation; changes in the value of securities in PDL’s investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that intangibles recorded in PDL’s financial statements will become impaired; demand for loans in PDL’s market area; PDL’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that PDL may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. PDL disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as may be required by applicable law or regulation.

A registration statement relating to these securities has been filed with the United States Securities and Exchange Commission. This press release is neither an offer to sell nor a solicitation of an offer to buy common stock. The offer will be made only by means of the written prospectus forming part of the registration statement (and, in the case of the subscription offering, an accompanying stock order form).

PDL has filed a proxy statement/prospectus concerning the conversion with the Securities and Exchange Commission. Stockholders of PDL are urged to read the proxy statement/prospectus because it contains important information. Investors are able to obtain all documents filed with the Securities and Exchange Commission by PDL and Ponce Financial free of charge at the Securities and Exchange Commission’s website, www.sec.gov. In addition, documents filed with the Securities and Exchange Commission by PDL and Ponce Financial are available free of charge from the Corporate Secretary of PDL at 2244 Westchester Avenue, Bronx, New York 10462, Attention: Corporate Secretary.

The directors, executive officers, and certain other members of management and employees of PDL are participants in the solicitation of proxies in favor of the conversion from the stockholders of PDL. Information about the directors and executive officers of PDL is included in the proxy statement/prospectus filed with the Securities and Exchange Commission.

The shares of common stock are not savings accounts or savings deposits, may lose value and are not insured by the Federal Deposit Insurance Corporation or any other government agency.